Supplement dated September 28, 2020

to the Statement of Additional Information (“SAI”)

dated May 1, 2020, as supplemented, for the following Fund:

Fund
WANGER ADVISORS TRUST Wanger Select

Effective immediately, the section of SAI for the Fund entitled Investment Advisory and Other Services — The Investment Manager and Investment Advisory Services is hereby supplemented as follows:

1.

The table appearing under the heading Portfolio Managers of the Investment Manager is revised to reflect that Matthew A. Litfin began serving as a co-portfolio manager of Wanger Select on September 28, 2020.

2.	The following information is added to the table appearing under the heading Performance Benchmarks:

Portfolio Manager	Performance Benchmarks
Matthew A. Litfin (Wanger Select)	Russell 2500 Growth Index (primary benchmark)

3.

The table appearing under the heading Portfolio Manager Ownership as of December 31, 2019 is revised to reflect that as of September 28, 2020, Matthew A. Litfin beneficially owns no equity securities of Wanger Select.

4.	All references in the SAI to David L. Frank are removed.

C-6520-15 A (9/20)